Exhibit 10.1

BANK OF AMERICA, N.A. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED One Bryant Park New York, New York 10036	BARCLAYS 745 Seventh Avenue New York, New York 10019	CREDIT SUISSE AG CREDIT SUISSE LOAN FUNDING LLC Eleven Madison Avenue New York, NY 10010	DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH DEUTSCHE BANK AG NEW YORK BRANCH DEUTSCHE BANK SECURITIES INC. 60 Wall Street New York, New York 10005

March 6, 2019

Topaz Holdings LLC

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

Attention: Eli Baker

Project Sparrow
Amendment to Commitment Letter

Ladies and Gentlemen:

Reference is made to the Commitment Letter dated November 13, 2018 (including the exhibits and other attachments thereto, the “Commitment Letter”) among Bank of America, N.A. (together with its designated affiliates, “Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with its designated affiliates, “MLPFS”), Barclays Bank PLC (“Barclays”), Credit Suisse AG (acting through such of its affiliates and branches as it deems appropriate, “CS”), Credit Suisse Loan Funding LLC (“CSLF”; CS and CSLF, collectively, “Credit Suisse”), Deutsche Bank AG Cayman Islands Branch (“DBCI”), Deutsche Bank AG New York Branch (“DBNY”) and Deutsche Bank Securities Inc. (“DBSI”, and together with Bank of America, MLPFS, Barclays, Credit Suisse, DBNY and DBCI, collectively, “we”, “us” or the “Commitment Parties”) and you. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Commitment Letter.

You have advised the Commitment Parties that you desire to amend the Commitment Letter as set forth below.

1.                   Amendments to the Commitment Letter.

The parties hereto agree that the Commitment Letter is hereby amended as follows:

(a)  the reference to “$50.0 million” contained in the first sentence appearing under the heading “Availability” set forth in the ABL Facility Term Sheet is hereby deleted and replaced with the text “the greater of (x) $80.0 million, less the amount by which the Financing Amount (as defined in the Fee Letter) (other than the ABL Facility and ABL loans drawn thereunder) exceeds $300.0 million and (y) $50.0 million”; and

(b)  all references to Topaz Holdings Corp. in the Commitment Letter are hereby deemed to be references to Topaz Holdings LLC.

2.                   Miscellaneous.

As of the date hereof, each reference in the Commitment Letter to “this Commitment Letter,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Fee Letter to the Commitment Letter (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Commitment Letter, as amended by this amendment letter (this “Amendment Letter”). Except as specifically amended herein, the Commitment Letter shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment Letter shall not operate as a waiver under the Commitment Letter, and nor shall it constitute an amendment of any provision of the Commitment Letter, except as expressly contemplated hereby.

This Amendment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. This Amendment Letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment Letter by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

This Amendment Letter is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns. Section headings used in this Amendment Letter are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Each of the parties hereto hereby agrees that provisions with respect to jurisdiction, governing law, venue and waiver of jury trial of the Commitment Letter are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment Letter as if originally set forth herein.

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If the foregoing comports with our understanding of our agreements, please execute this Amendment Letter in the space provided below.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Justin Neubauer
Name: Justin Neubauer
Title: Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Justin Neubauer
Name: Justin Neubauer
Title: Director

[Amendment to Commitment Letter]

If the foregoing comports with our understanding of our agreements, please execute this Amendment Letter in the space provided below.

BARCLAYS BANK PLC

By:	/s/ Thomas Blouin
Name: Thomas Blouin
Title: Managing Director

[Amendment to Commitment Letter]

If the foregoing comports with our understanding of our agreements, please execute this Amendment Letter in the space provided below.

Very truly yours,

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Amendment to Commitment Letter]

If the foregoing comports with our understanding of our agreements, please execute this Amendment Letter in the space provided below.

Very truly yours,

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Edwin E. Roland
Name: Edwin E. Roland
Title: Managing Director

By:	/s/ Alvin Varughese
Name: Alvin Varughese
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Edwin E Roland
Name: Edwin E. Roland
Title: Managing Director

By:	/s/ Alvin Varughese
Name: Alvin Varughese
Title: Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Edwin E. Roland
Name: Edwin E. Roland
Title: Managing Director

By:	/s/ Alvin Varughese
Name: Alvin Varughese
Title: Director

 [Amendment to Commitment Letter]

Accepted and agreed to as of the date first above written:

TOPAZ HOLDINGS LLC

By:	/s/ Jeff Sagansky
Name: Jeff Sagansky
Title: President

[Amendment to Commitment Letter]